                                                                    EXHIBIT 99.2

                     IN THE UNITED STATES BANKRUPTCY COURT

                          FOR THE DISTRICT OF DELAWARE

In re:                                           )       Chapter 11
                                                 )
PEREGRINE SYSTEMS, INC., et al.,                 )       Case No. 02-12740 (JKF)
                                                 )       (Jointly Administered)
                       Debtors.                  )

              MONTHLY OPERATING REPORT FOR PEREGRINE REMEDY, INC.
                      FOR THE MONTH ENDED FEBRUARY 28,2003

PACHULSKI, STANG, ZIEHL, YOUNG, JONES & WEINTRAUB P.C.
Laura Davis Jones (Bar No. 2436)
Richard M. Pachulski (CA Bar No. 90073)
Jeremy V. Richards (CA Bar No. 102300)
Scotta E. McFarland (Bar No. 4184)
919 North Market Street, 16TH Floor
P.O. BOX 8705
Wilmington, Delaware 19899-8705 (Courier 19801)
Telephone: (302) 652-4100
Facsimile: (302) 652-4400

Counsel for the Debtors and
Debtors in Possession

April 16,2003

(1) The Debtors are Peregrine Systems, Inc. and its direct wholly-owned subsidiary, Peregrine Remedy, Inc.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE
                       OFFICE OF THE US TRUSTEE - REGION 3

IN RE: PEREGRINE REMEDY, INC.                        CASE NO. 02-12741
                                           REPORTING PERIOD:  02/01/03-02/28/03

                            MONTHLY OPERATING REPORT
  FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER
                                  END OF MONTH

Submit copy of report to any official committee appointed in the case

                                                                                              DOCUMENT        EXPLANATION
                         REQUIRED DOCUMENTS                                    FORM NO.       ATTACHED         ATTACHED
---------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                 MOR-1                 X
   Bank Reconciliation (or copies of debtor's bank reconciliations)         MOR-1 (CON'T)                   See Attestation
                                                                                                            Letter
   Copies of bank statements                                                                                See Attestation
                                                                                                            Letter
   Cash disbursements journals                                                                    X
Statement of Operations                                                     MOR-2                 X
Balance Sheet                                                               MOR-3                 X
Status of Postpetition Taxes                                                MOR-4                           See Attestation
                                                                                                            Letter
   Copies of IRS Form 6123 or payment receipt                                                               None
   Copies of tax returns filed during reporting period                                                      None
Summary of Unpaid Postpetition Debts                                        MOR-4                 X
   Listing of aged accounts payable                                                                         Available upon
                                                                                                            request
Accounts Receivable Reconciliation and Aging                                MOR-5                 X
Debtor Questionnaire                                                        MOR-5                 X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief, and may be subject to revision upon further verification.

_____________________________________             ______________________________
Signature of Debtor                               Date

_____________________________________             ______________________________
Signature of Joint Debtor                         Date

_____________________________________             ______________________________
Signature of Authorized Individual                Date

Ken Sexton                                        Chief Financial Officer
-------------------------------------             ------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Date of Monthly Operating Report: February 28, 2003

PEREGRINE REMEDY, INC. Case No. 02-12741-JKF

ATTESTATION:

1) Bank reconciliations for all of the accounts listed below have been performed for the month ended February 28, 2003.

                                              BANK ACCOUNT
ACCOUNT DESCRIPTION          BANK NAME           NUMBER        BALANCE PER BOOKS
-------------------          ---------        ------------     -----------------
Operating                 Bank of America     123-372-6571      $             0
Lockbox                   Bank of America       8188904233                    0
T&E Disbursement          Bank of America     123-352-6572                    0
Payroll                   Bank of America     123-332-6573                    0
Benefits                  Bank of America     123-382-8003               83,878
Operating                 Bank of America     123-310-4133            1,773,825
Disbursement              Bank of America     123-310-3964              (80,889)
Money Market              Bank of America           881477                    0
                          Wells Fargo Bank       100006421                    0
                                                                ---------------
                                                          Total $     1,776,814
                                                                ===============

2) All post-petition tax liabilities due and owing as of February 28,2003 have been paid on a current basis.

I declare, under penalty of perjury, that the foregoing is true and correct to the best of my knowledge and belief. And may be subject to revision upon further verification. I have full authority to make the above representations on behalf of the Debtor.

Date: April  ____, 2003

_________________________
Ken Sexton
Chief Financial Officer
Peregrine Remedy, Inc.

IN RE: PEREGRINE REMEDY, INC.               CASE NO. 02-12741
                                            REPORTING PERIOD 02/01/03 - 02/28/03

            SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (FORM MOR-1)

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" columns must equal the sum of the bank account columns. The amount reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for cash account.

                                       BOFA         BOFA         BOFA         BOFA             BOFA          BOFA          BOFA
                                  OPERATING A/C  CHICAGO LBX   T&E DISB.  PAYROLL (INACT)  BENEFITS A/C  OPERATING A/C  ZBA DISB A/C
                                    1233726571   81888904233  1233526572    1233326573      1233828003     1233104133    1233103964
------------------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING OF MONTH                       -            -           -                -        83,878        428,424      (80,889)

CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS (1)
OTHER (2)                             1,243,028      102,921
TRANSFER FROM DEBTOR AFFILIATE                                                                                       -
TRANSFERS FROM DIP                           45            -                                                 1,345,950
INTEREST
TOTAL RECEIPTS                        1,243,073      102,921           -                -             -      1,345,950

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE, & OTHER TAXES                                                                                            -
INVENTORY PURCHASES
SECURED/RENT/LEASES
INSURANCE
ADMINISTRATIVE                              (45)                                                      -           (503)
SELLING
OTHER (attach list)
PRE-PETITION EXPENSES *
PAYDOWN OF FOOTHILL REVOLVER (3)
TRANSFERS
  Transfer to DIP                    (1,243,028)    (102,921)                                                      (45)
  Transfer to Debtor Affiliate                                                                                       -
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS                  (1,243,073)    (102,921)          -                -             -           (548)           -

NET CASH FLOW                                 -            -           -                -             -      1,345,402            -

CASH END OF MONTH                             -            -           -                -        83,878      1,773,825      (80,889)

                                                            BOFA                  CURRENT       CUMULATIVE          Prior
                                                           INV. A/C    WFB         MONTH            TO           Cumulative
                                                            881477   100006421     ACTUAL          DATE             Total
                                                           -----------------------------------------------------------------
CASH BEGINNING OF MONTH                                           -          -      431,413       2,043,643        2,043,643

CASH SALES                                                                                -                                0
ACCOUNTS RECEIVABLE                                                                       -      25,613,844       25,613,844
LOANS AND ADVANCES                                                                        -               -                0
SALE OF ASSETS (1)                                                                        -     274,853,524      274,853,524
OTHER (2)                                                                         1,345,950      12,641,860       11,295,910
TRANSFER FROM DEBTOR AFFILIATE                                                            -       1,049,275        1,049,275
TRANSFERS FROM DIP                                                                1,345,994      41,829,011       40,483,017
INTEREST                                                                                  -               -                0
TOTAL RECEIPTS                                                               -    2,691,944     355,987,514      353,295,570

DISBURSEMENTS
NET PAYROLL                                                                               -      (8,664,027)      (8,664,027)
PAYROLL TAXES                                                                             -      (4,433,420)      (4,433,420)
SALES, USE, & OTHER TAXES                                                                 -      (1,357,625)      (1,357,625)
INVENTORY PURCHASES                                                                       -         (87,102)         (87,102)
SECURED/RENT/LEASES                                                                       -      (1,530,091)      (1,530,091)
INSURANCE                                                                                 -               -                0
ADMINISTRATIVE                                                                         (548)       (684,799)        (684,251)
SELLING                                                                                   -        (322,682)        (322,682)
OTHER (attach list)                                                                       -        (353,117)        (353,117)
PRE-PETITION EXPENSES *                                                                   -               -                0
PAYDOWN OF FOOTHILL REVOLVER (3)                                                                 (1,202,915)      (1,202,915)
TRANSFERS                                                                                 -               -                0
  Transfer to DIP                                                                (1,345,994)    (41,829,011)     (40,483,017)
  Transfer to Debtor Affiliate                                                            -    (308,113,791)    (308,113,791)
PROFESSIONAL FEES                                                                         -               -                0
U.S. TRUSTEE QUARTERLY FEES                                                               -               -                0
COURT COSTS                                                                               -               -                0
TOTAL DISBURSEMENTS                                               -          -   (1,346,542)   (368,578,580)    (367,232,038)

NET CASH FLOW                                                     -          -    1,345,402     (12,591,066)     (13,936,468)

CASH END OF MONTH                                                 -          -    1,776,814

*PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

         THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS                                                                   1,346,542     368,578,580      367,232,038
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS (including Debtor Affiliates)       (1,345,994)   (349,942,802)    (348,596,808)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                            -               -                0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                     $       548    $ 18,635,778       18,635,230

NOTES:

(1) AMOUNTS REPRESENT PROCEEDS FROM SALE OF ASSETS OF DEBTOR. THE ENTIRE AMOUNT OF THESE PROCEEDS WAS TRANSFERRED TO DEBTOR'S PARENT, AND APPROXIMATELY $54 MILLION OF THE PROCEEDS WERE USED TO PAY DOWN THE PARENT'S DEBTOR FINANCING.

(2) AMOUNT REPRESENTS A/R COLLECTIONS SUBSEQUENT TO EFFECTIVE DATE OF ASSET SALE. THESE AMOUNTS WERE INADVERTENTLY REMITTED TO DEBTOR'S LOCKBOXES. REPAYMENTS TO THE ASSET PURCHASER ARE BEING MADE BY THE PARENT, PEREGRINE INC., STARTING IN DECEMBER 2002.

(3) AMOUNTS REPRESENT SWEEP OF CASH BALANCES BY FOOTHILL, THE FORMER HOLDER OF REVOLVING DEBT FOR DEBTOR AND DEBTOR AFFILIATE, PEREGRINE SYSTEMS, INC. THE BALANCES SWEPT WERE USED TO PAY DOWN THE REVOLVING DEBT AND OFFSET ADVANCES REFLECTED ON MOR-1 FOR PEREGRINE SYSTEMS.

                               MOR-1 February 2003

                              PEREGRINE REMEDY INC.
                             CASE NO. 02-12741 (JKF)
                            SUMMARY OF DISBURSEMENTS
                              02/01/2003-02/28/2003

Wire Transfers                      $   1,345,994.46

ACH Debits                                    547.95

                                    ----------------
     TOTAL OF ALL DISBURSEMENTS     $   1,346,542.41
                                    ================

                               MOR-1 February 2003

                             PEREGRINE REMEDY, INC.
                             CASE NO. 02-12741 (JKF)
                                 WIRE TRANSFERS
                              02/01/2003-02/28/2003

Account #                                          Description
------------------            -------------------------------------------------------      --------------
B of A #1233726571            Transfers to Operating Acct #1233104133                      $    1,243,028
B of A #8188904233            Transfers to Operating Acct #1233104133                             102,921
                                                                                           --------------
                                Total Transfers to B of A 12331041333                           1,345,950

B of A #1233104133            Transfers to Operating Acct #1233726571                                  45
                                                                                           --------------
                                Total Transfers to B of A 1233726571                                   45
                                                                                           --------------
                              Total Transfers to Debtor Accounts                                1,345,994

                              Transfers to Debtor Affiliate (Peregrine Systems, Inc.)                   -
                                                                                           --------------
                              TOTAL OF ALL WIRES                                           $    1,345,994
                                                                                           ==============

                               MOR-1 February 2003

                             PEREGRINE REMEDY, INC.
                             CASE NO. 02-12741 (JKF)
                                   ACH DEBITS
                              02/01/2003-02/28/2003

Date                                 Payee             Description
-------------------------      ---------------         -----------              -----------
ACCOUNT: BofA 1233726571
------------------------
       2/3/2003                BANK OF AMERICA        MERCHANT FEES             $     44.95

ACCOUNT: BofA 1233104133
------------------------
       2/4/2003                    CIGNA                INSURANCE                    167.24
       2/11/2003                   CIGNA                INSURANCE                    122.82
       2/19/2003                   CIGNA                INSURANCE                    212.94
                                                                                -----------
                                     Subtotal - Acct #1233104133                     503.00

                                                                                -----------
TOTAL ACH DEBITS                                                                $    547.95
                                                                                ===========

                               MOR-1 February 2003

                             PEREGRINE REMEDY, INC.
                              CASE NO. 02-12741-JKF
                             STATEMENT OF OPERATIONS
                     FOR THE PERIOD OF 02/01/03 - 02/28/2003

                                                       FOR PERIOD              TOTAL POST-FILING
                                                  02/01/03 - 02/28/03         09/22/02 - 02/28/03
                                                  -------------------         -------------------
REVENUES:
    Licenses                                               -                        6,776,287
    Maintenance                                            -                       15,552,889
    Services                                               -                        1,385,077
                                                       -----                       ----------
        TOTAL REVENUE:                                     -                       23,714,253

COSTS AND EXPENSES:
    Cost of licenses and hardware                          -                              377
    Cost of Maintenance                                    -                        1,618,158
    Cost of Services                                       -                        1,896,657
    Sales                                                  -                        3,080,340
    Marketing                                              -                          712,209
    Product Marketing                                      -                          534,061
    Development                                            -                        3,046,332
    General & administrative                               -                        5,294,280
                                                       -----                       ----------
        TOTAL COSTS AND EXPENSES:                          -                       16,182,414

                                                       -----                       ----------
        OPERATING INCOME (LOSS)                            -                        7,531,839
                                                       =====                       ==========

    Interest income (expenses)                             -                            4,521
    Intercompany Royalties                                 -                         (112,568)
    Other income (expenses)                                -                          (11,564)
    Other income (expenses)                                                                 -
                                                       -----                        ---------
    Income (loss) before Reorganization Items              -                        7,412,228
                                                       =====                        =========

REORGANIZATION ITEMS:
    Professional Fees                                                                       -
    U.S. Trustee Quarterly Fees                                                        17,500
    (Gain) Loss from Sale of Assets                                              (236,918,957) (1)
    Other Reorganization Expenses
                                                       -----                     ------------
        Total Reorganization Items                         -                     (236,901,457)
    Income tax benefit (expense)                           -                      (45,000,000) (2)
                                                       -----                     ------------
Net Income/(Loss)                                          -                      199,313,685
                                                       =====                     ============

NOTES:

(1) Amount represents gain related to sale of assets of the Debtor on November 20, 2002.

(2) The sale of assets described in Note 1 above is a taxable transaction. This amount represents the estimated income tax liability resulting from the gain on sale.

                                                                      FORM MOR-2

                              PEREGRINE REMEDY, INC
                              CASE NO. 02-12741-JKF
                                  BALANCE SHEET
                             AS OF FEBRUARY 28, 2003

                                                                                     2/28/03
                                                                                -----------------
                                       ASSETS                                          (1)
CURRENT ASSETS
    Cash and cash equivalents                                                    $  1,776,814
    Accounts receivable, net of allowance                                                   -
    Deferred taxes                                                                          -
    Other current assets                                                                    -
                                                                                 ------------
             Total Current Assets                                                   1,776,814

PROPERTY AND EQUIPMENT, NET                                                                 -

OTHER ASSETS
    Intercompany receivables                                                      525,074,590
    Other intangible assets, investments and other, net                                     -
                                                                                 ------------
             TOTAL ASSETS                                                        $526,851,404
                                                                                 ============

                 LIABILITIES & STOCKHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
    Accounts payable                                                             $          -
    Accrued payroll expenses                                                                -
    Accrued expenses                                                               45,000,000
    Deferred revenue                                                                        -
    Intercompany payables                                                                   -
                                                                                 ------------
             Total Postpetition Liabilities                                        45,000,000

LIABILITIES SUBJECT TO COMPROMISE (PREPETITION)
    Secured Debt:

    Priority Debt:
        Income Taxes Payable
    Unsecured Debt:
        Accounts payable                                                                    -
        Intercompany payables                                                               -
                                                                                 ------------
             Total Pre-Petition Liabilities                                                 -

STOCKHOLDERS' EQUITY
    Common stock                                                                        2,000
    Additional paid-in capital                                                    205,930,737
    Retained earnings pre-petition                                                151,694,763
    Retained earnings postpetition                                                199,313,685
    Adjustments to Stockholders equity:
        Deferred compensation                                                     (74,924,368)
        Cumulative translation adjustment                                            (165,412)
                                                                                 ------------
             Total Stockholders' Equity                                           481,851,404

                                                                                 ------------
             TOTAL LIABILITIES & EQUITY                                          $526,851,404
                                                                                 ============

NOTE

(1) Balances are subject to restatement pending the publication of Q1, Q2 and Q3 FY2003 financial statements.

                                                                      FORM MOR-3

IN RE: PEREGRINE REMEDY, INC.              CASE NO. 02-12741
                 Debtor                    REPORTING PERIOD: 02/01/03 - 02/28/03

                          STATUS OF POSTPETITION TAXES

The status of postpetition taxes is addressed in the attached Attestation Letter. No Federal tax returns were filed during this period.

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Aged listing of accounts payable available upon request.

                                                                      NUMBER OF DAYS PAST DUE
                                                 Current          0-30    31-60     61-90   Over 90       Total
Accounts Payable                                         -                                                       -
Accrued payroll expenses                                 -                                                       -
Accrued expenses                               $45,000,000                                             $45,000,000
Rent/Leases-Building                                     -                                                       -
Rent/Leases-Equipment                                    -                                                       -
Secured Debt/Adequate Protection Payments                -                                                       -
Professional Fees                                        -                                                       -
Amounts Due to Insiders*                                 -                                                       -
Deferred Revenue                                         -                                                       -
Intercompany payable                                     -                                                       -
Revolving Debt Loan                                      -                                                       -
                                               -------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                       $45,000,000         $0       $0        $0       $0      $45,000,000
                                               ===================================================================

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

At this point in time, there are no past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).                   FORM MOR-4
                                                                      (9/99)

In re PEREGRINE REMEDY, INC.                          Case No. 02-12741-JKF
                Debtor                                Reporting Period: 02/28/03

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

ACCOUNTS RECEIVABLE RECONCILIATION                                                            AMOUNT
Total Accounts Receivable at the beginning of the reporting period                              -
+ Amounts billed during the period                                                              -
- Amounts collected during the period                                                           -
Total Accounts Receivable at the end of the reporting period                                    -

ACCOUNTS RECEIVABLE RECONCILIATION                                                            AMOUNT
0 - 30 days old                                                                                 -
31 - 60 days old                                                                                -
61 - 90 days old                                                                                -
91+ days old                                                                                    -
Total Accounts Receivable                                                                       -
Amount considered uncollectible (Bad Debt)                                                      -
Accounts Receivable (Net)                                                                       -

                              DEBTOR QUESTIONNAIRE

MUST BE COMPLETED EACH MONTH                                                                  YES             NO
1. Have any assets been sold or transferred outside the normal course of business
   this reporting period? If yes, provide an explanation below.                                                X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation
   below. (SEE NOTE 1)                                                                         X
3. Have all postpetition tax returns been timely filed? If no, provide an
   explanation below.                                                                          X
4. Are workers compensation, general liability and other necessary insurance
   coverages in effect? If no, provide an explanation below.                                   X

NOTE:

(1) Disbursements from non-DIP accounts have been made pursuant to a Bankruptcy Court order.

                                                                      FORM MOR-5
                                                                      (9/99)